CONTRACT OF SALE

                                 By and Between

           LEGATO INVESTMENTS, INC., a Delaware corporation ("Seller")

                                       and

        HOMES FOR AMERICA HOLDINGS, INC., a Nevada corporation ("Buyer")


                          Dated as of: --------------, 1998



                               Property Located at
                              Mineral Springs Road
                                Arlington, Texas

                                Table Of Contents


                                                                       Page


1.       Sale of the
         Property........................................................1

2.       Purchase Price;
         Closing.........................................................1

         2.1        Earnest Money
                    Deposit..............................................1

         2.2        Purchase
                    Price................................................1

         2.3
                    Closing............................. ................2

         2.4        Title, Due
                    Diligence............................................2

         2.5        Delivery of
                    Documents............................................6

         2.6        Closing Expenses and
                    Costs................................................7

         2.7
                    Assignment...........................................8

3.       Representations and Warranties of
         Seller..........................................................8

         3.1
                    Authority............................................8

         3.2        Foreign
                    Entity...............................................8

         3.3        No
                    Conflict.............................................9

         3.4        AS-IS; No Representations and Warranties As To
                    Condition of Property................................9

         3.5        Release;
                    Indemnity............................................10

4.       Covenants and Interim Responsibilities of
         Seller..........................................................10

         4.1        Prior to
                    Closing..............................................10

5.       Representations and Warranties of
         Buyer...........................................................11

         5.1
                    Authorization........................................11

         5.2        No
                    Conflict.............................................11

6.       No Brokers, No
         Commission......................................................11

7.
         Prorations......................................................11

8.
         Possession......................................................11

9.       Destruction of
         Improvements....................................................12

10.
         Condemnation....................................................12

11.
         Miscellaneous...................................................12

         11.1
                    Notices..............................................12

         11.2       Attorneys'
                    Fees.................................................13

         11.3       Entire Agreement,
                    Amendment............................................13

         11.4
                    Exhibits.............................................13

         11.5
                    Severability.........................................14

         11.6       Choice of
                    Law..................................................14

         11.7
                    Successors...........................................14

         11.8
                    Waiver...............................................14

         11.9       Gender and
                    Number...............................................14

         11.10      Further
                    Actions..............................................14

         11.11      Time of the
                    Essence..............................................14

         11.12      Business
                    Day..................................................14

         11.13
                    Counterparts.........................................15

         11.14      Effective
                    Date.................................................15

         11.15
                    Confidentiality......................................15

         11.16      No Third Party
                    Beneficiary..........................................15

         11.17      Independent
                    Consideration........................................15

         11.18      Calculation of Time
                    Periods..............................................15

         11.19      WAIVER OF CONSUMER
                    RIGHTS...............................................16

12.      Termination, Default and
         Remedies........................................................16

         12.1       Permitted
                    Termination..........................................16

         12.2       Default by
                    Seller...............................................16

         12.3       Default by
                    Buyer................................................17

EXHIBIT "A"  DESCRIPTION OF
         LAND............................................................19

EXHIBIT "B"    SPECIAL WARRANTY
         DEED............................................................20

                                CONTRACT OF SALE



         This Contract of Sale (this "Contract") is made and entered into as of the day of ____________, 1998 by and between LEGATO INVESTMENTS, INC., a Delaware corporation ("Seller"), and HOMES FOR AMERICA HOLDINGS, INC., a Nevada corporation ("Buyer").

                              W I T N E S S E T H:


         WHEREAS, Seller is the owner of that certain real property situated in Tarrant County, Texas legally described on Exhibit "A" attached hereto and made a part hereof for all purposes (the "Land"); together with (i) any improvements situated thereon (the "Improvements"); (ii) all exterior shrubs, trees and plants thereon; (iii) all of Seller's interest in all easements, rights of way and any and all other rights appurtenant thereto. The Land and the Improvements, and such other property and rights related thereto are hereinafter collectively referred to as the "Property";

         WHEREAS, Buyer desires to purchase the Property and Seller desires to sell the Property to Buyer on the terms and conditions set forth hereinafter;

         NOW THEREFORE, the parties hereto do hereby agree as follows:

1.       Sale of the Property.

         Seller agrees to bargain, sell, grant, convey and deliver, and Buyer agrees to purchase and accept the Property, for the price and on the terms and conditions set forth herein.

2.       Purchase Price; Closing.

         2.1      Earnest Money Deposit.

         Buyer shall, within three (3) business days after full execution of this Contract, deposit with Chicago Title Insurance Company, 350 North St. Paul, Suite 250, Dallas, TX 75201, Attn: Gerald Dunn (214) 965-1680 ("Title Company"), an earnest money deposit in the amount of Twenty Five Thousand and No/100 Dollars ($25,000.00) (together with any and all interest thereon, the "Earnest Money Deposit". The Earnest Money Deposit shall be held in escrow by the Title Company pursuant to the terms hereof. All sums comprising the Earnest Money Deposit shall be held in an interest-bearing account at a federally insured depository institution. The Earnest Money Deposit shall be applied to the Purchase Price at the Closing (as hereinafter defined) or otherwise in accordance with the terms and provisions of this Contract.

         2.2      Purchase Price.

         The purchase price for the Property shall be One Million and No/100 Dollars ($1,000,000.00) (the "Purchase Price") and shall be payable in cash at the Closing.

         2.3      Closing.

         The consummation of the transactions contemplated by this Contract with respect to the Property (the "Closing") shall take place in the offices of the Title Company or such other place as is mutually agreeable to Buyer and Seller. The Closing shall occur at 10:00 a.m. on the date which is thirty (30) days after the Effective Date, or such other date as may be agreed to in writing by Buyer and Seller (the "Closing Date").

         2.4      Title, Due Diligence.

                  2.4.1      Title Policy.

                  At the Closing, Seller shall cause the Title Company to issue a Texas form Owner's Policy of Title Insurance (the "Title Policy"), or cause the Title Commitment (as defined in Section 2.4.3 hereof) to be marked up to the Closing Date, in the amount of the Purchase Price insuring that Buyer is the owner of good and indefeasible fee simple title to the Land, subject only to non-delinquent property taxes, those matters shown as exceptions to title in the Title Commitment (as described in and delivered to Buyer pursuant to Section
2.4.3 below) that are approved by Buyer pursuant to Sections 2.4.4 and 2.4.5 hereof, and such other matters as may be approved by Buyer in writing (the "Permitted Exceptions"). The cost of the Title Policy shall be borne by Seller, however, the cost for any survey exception deletion shall be borne by Buyer.

                  2.4.2      Survey.

                  Buyer shall obtain, at Buyer's sole cost and expense, a current "as-built" survey (a "Survey") of the Land and the Improvements thereon, prepared by a surveyor acceptable to Buyer and to the Title Company. The Survey shall be dated after the Effective Date, shall include a legal description of the Land, and shall accurately show the location and dimensions of all the Improvements sufficient to permit the Title Company, at Buyer's option and sole cost, to delete any survey exception in the Title Policy. The Survey shall be certified to Seller, Buyer and the Title Company. Buyer shall deliver copies of the Survey to Seller and Title Company.

                  2.4.3      Delivery of Title Commitment.

                  Seller shall obtain and deliver to Buyer at Seller's sole cost and expense, a current standard form of commitment for title insurance issued through the Title Company describing the Land, listing Buyer as the proposed insured and showing the Purchase Price as the policy amount for the Property (the "Title Commitment"), together with legible true and complete copies of all instruments referred to in the Title Commitment as conditions or exceptions to title to the Property therein described.

                  2.4.4      Review of Title and Survey.

         Buyer shall have a period (the "Title Review Period") ending ten (10) days after the Effective Date in which to notify Seller in writing of any objections Buyer has to any matters shown or referred to in the Title Commitment or on the Survey. Any title encumbrances or exceptions which are set forth in Title Commitment or on the Survey (except for any title exceptions that arise subsequent to the date of Title Commitment), and to which Buyer does not object within the Title Review Period, shall be deemed to be Permitted Exceptions to the status of Seller's title with respect to the Property. Buyer shall have five
(5) days after receipt of any updates to the Title Commitment issued after the Title Review Period to review any new exceptions to the Title Commitment and shall have the right to object to such exceptions and to terminate this Contract and receive a refund of the Earnest Money Deposit, if Seller fails to cure such objections to Buyer's reasonable approval.

                  2.4.5      Objections to Status of Title.

         In the event that Buyer shall object to the status of Seller's title with respect to the Property during the Title Review Period, Seller shall have ten (10) days from receipt of Buyer's written objections within which to (i) agree to satisfy Buyer's objections by Closing using reasonable efforts if Seller reasonably believes that such objections are made in good faith and are capable of being cured at no cost to Seller (other than liens of an ascertainable amount created by, under or through Seller affecting the Property, which Seller shall release at Closing), or (ii) notify Buyer that Seller is unable or unwilling to cure some or all of Buyer's objections, specifying Seller's proposed cure and specifying those objections which Seller is unable or unwilling to cure ("Seller's Notice"). As to those objections which Seller is unable or unwilling to cure or to which the proposed cure is unacceptable to Buyer, as specified in Seller's Notice, Buyer shall have five (5) days from receipt of Seller's Notice to either (a) waive such uncured or such unacceptable objections and purchase the Property as otherwise contemplated in this Contract, notwithstanding such objections, in which event the subject matter of such waived objections shall become Permitted Exceptions, and Seller shall convey the Property to Buyer by the Deed (defined in Section 2.5.1(a) hereof), subject to the Permitted Exceptions, or (b) terminate this Contract, which shall be Permitted Termination as provided in Section 12.1 hereof, in which event the Earnest Money Deposit, shall immediately be returned to Buyer by the Title Company.

                  2.4.6      Condition of Title.

                  At the Closing, Seller shall convey insurable fee simple title to the Land to Buyer by the Deed and other legal instruments and documents of conveyance. When title is conveyed to Buyer, such title shall be free and clear of all liens, encumbrances, easements, restrictions, rights, conditions and exceptions to title, except the Permitted Exceptions thereto.

                  2.4.7      Due Diligence.

     (a) Seller makes no representations or warranties with respect to the contents of any prior reports or other materials relating to the Property which may be delivered or made available to the Buyer by Seller or Seller's attorneys or agents during the term of this Contract (collectively, the "Due Diligence Items"). The Due Diligence Items which may be delivered or made available to Buyer shall be delivered or made available solely as an accommodation to Buyer to aid Buyer in conducting Buyer's own investigations. Seller shall have no obligation to deliver any Due Diligence Items. Buyer shall have the right to physically inspect and review the Property as it deems necessary to determine whether or not the Property is suitable for Buyer's needs, which investigation shall be of such scope as Buyer shall determine and may include, without limitation, any or all of the following:

               (i) Physical Studies. Buyer shall have satisfied itself that the environmental reports and any engineering and soils reports it may order on the Property are satisfactory;

               (ii) Approvals. Buyer shall have obtained all site plan and any other approvals and entitlements (but not including building permits) ("Approvals") from all governing City, County, State and Federal authorities (collectively "Authorities") required for the redevelopment and construction of a office building on the Property (the "Project");

               (iii) Land Use. Buyer shall have satisfied itself that the use of the Land will permit development and construction of the Project on the Property;

               (iv) Utilities. Buyer shall have satisfied itself that utilities (including water, wastewater, gas, cable and electricity) are available at the Property in sufficient capacities to support the Project; and

               (v) Final or Preliminary Plat. Buyer shall have obtained and approved a preliminary or final plat for the Property.

                                            All costs incurred, and any all
                                    fiscal requirements imposed by Authorities, in connection with satisfying the foregoing conditions shall be the sole responsibility of Buyer.

     (b) Seller shall in good faith cooperate with Buyer in facilitating Buyer's investigation of the Property. Seller shall provide Buyer and its agents or consultants with access to the Property to inspect each and every part thereof to determine its present condition. Buyer shall have the right to conduct a Phase II Environmental Study on the Property provided Buyer first notifies Seller of the proposed scope and nature of any Phase II Study. During Buyer's process of obtaining the Approvals, Seller agrees to cooperate with Buyer in filing any plans or plats for the Property provided that (i) any cost or expense, including reasonable attorney's fees, incurred by Seller shall be paid by Buyer and (ii) no such filings or certifications or abatements shall be permanent. Buyer further agrees that in the event Buyer does not purchase the Property pursuant to this Contract, Buyer shall, at its sole cost and expense and at Seller's option, take such action as necessary to remove such filings or certifications or abatements so that the Property is not affected thereafter by such filings. This provision will survive the termination of this Contract or certifications or abatements.

     (c) Any entry made on the Property by Buyer or its representatives shall be at the sole risk of Buyer. Buyer shall pay for all work and inspections performed on or in connection with the Property and shall not permit the creation of any lien in favor of any contractor, materialman, mechanic, surveyor, architect or laborer. Buyer's obligations under this Section 2.4.7 shall survive the Closing or the termination of this Contract.

     (d) Buyer further agrees to deliver to Seller copies of each third party report obtained by or on Buyer's behalf in connection with its due diligence inspections on the Property, including, without limitation, structural, architectural, environmental, demolition and construction reports, at no cost to Seller. In the event Buyer refuses or is unable to close under this Contract, for any reason whatsoever, any and all studies or tests including, without limitation, soil tests, topographical information, structural tests, engineering and environmental studies or other similar preliminary work, shall immediately be delivered to Seller at no cost to Seller and thereafter become the sole property of Seller.

     (e) Buyer shall exercise (and cause its agents to exercise) due care and ordinary prudence in performing such inspections, examinations, investigations and tests and Buyer shall not cause or permit any damage or injury to be done to the Property and shall, to the extent practicable, restore the Property to such condition as existed prior to such inspections, examinations, investigations and tests.

     (f) BUYER SHALL BE RESPONSIBLE FOR AND SHALL AND HEREBY DOES INDEMNIFY, EXONERATE AND HOLD HARMLESS SELLER (in addition to the remedies provided in
Section 12.3) FROM AND AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, ACTIONS, DEMANDS,COSTS, EXPENSE, INJURY OR DAMAGE ARISING OUT OF OR IN ANY MANNER CONNECTED WITH SUCH ACTIVITIES BY BUYER OR BUYER'S EMPLOYEES, AGENTS, REPRESENTATIVES, OR CONTRACTORS OR THEIR SUB-AGENTS OR SUBCONTRACTORS ON THE PROPERTY, including, without limitation, (i) any and all reasonable attorney and paralegal fees and expenses or court costs incurred by Seller in connection with any such claims or activities and (ii) mechanic's liens or claims that may be filed against the Property by contractors, subcontractors or materialmen performing such work for Buyer (and Buyer's obligations under this Section 2.4.7
(g) shall not be limited by Section 12.3 hereof).

     (g) Buyer shall comply with, and shall instruct any person conducting inspections, examinations, investigations or tests on Buyer's behalf to comply with the provisions of Section 11.15 of this Contract with respect to any information obtained from any inspection of the Property.

                  2.4.9      Reliance on Inspection.

         Buyer agrees and represents that Seller has not made and does not hereby make any representations, warranties or covenants of any kind or character whatsoever with respect to the condition of the Property, either express or implied, including, but not limited to, warranties or representations as to matters of title, zoning, tax consequences, physical or environmental conditions, availability of access, ingress or egress, valuation, governmental approvals, governmental regulations or any other matter or thing relating to or affecting the Property, including without limitation: (1) the value, condition, merchantability, marketability, profitability, suitability or fitness for a particular use or purpose of the Property, or (2) the compliance of or by the Property with any laws, rules, ordinances or regulations of any governmental authority or body. Buyer further agrees and represents that Buyer will rely solely on its own independent inspection of the Property and shall assume the risk that adverse matters, including, but not limited to, adverse physical and environmental conditions, may not have been revealed by Buyer's inspections and investigations and that Buyer is not relying on any warranties, promises, guaranties, or representations made by Seller or any employee, agent or representative or anyone acting or claiming to act on behalf of Seller. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER OR ANY THIRD PARTY.

                  2.4.9      Removal from Market.

                  After the Effective Date, Seller agrees to remove the Property from the market and from that time until Closing or the termination of this Contract, Seller shall not accept or solicit any offers on the Property.

         2.5      Delivery of Documents.

                  2.5.1      Deliveries At Closing.

                  At the Closing, Seller shall deliver to Buyer:

                           (a) a special warranty deed (the "Deed") in the form
                  attached hereto as Exhibit "B" conveying good and insurable fee simple title to the Land subject to the Permitted Exceptions;

                           (b) a non-foreign status affidavit executed by Seller

                           (c) evidence satisfactory to Title Company of the
                  authority of Seller or anyone executing documents on behalf of Seller to consummate the transactions contemplated herein;

                           (d) a closing statement duly executed by Seller
                  setting forth the prorations and adjustments required by
                  Section 7 hereof.

                  2.5.2      Buyer's Deliveries at Closing.

                  At the Closing, Buyer shall deliver to Seller:
(a)      the Purchase Price in immediately available funds;
(b) evidence satisfactory to the Title Company of the authority of Buyer or anyone executing documents on behalf of Buyer to consummate the transactions contemplated herein;
(c) a closing statement duly executed by Buyer setting forth the prorations and adjustments required by Section 7 hereof; and
(d) such other documents as may be reasonably required by the Title Company. At the Closing, the Title Company shall deliver the Earnest Money Deposit plus accrued interest to Seller to be applied to the Purchase Price.

                  2.5.3      Deliveries after Closing.

                  Upon satisfaction of all of the conditions to the Closing specified in Sections 2.5 and 2.6 of this Contract and upon the Title Company's delivery to Buyer of the Title Policy or the marked up Title Commitment as provided in Section 2.4.1 hereof, the following actions shall be taken, all of which will be deemed taken simultaneously at the Closing, no one of which will be deemed completed until all have been completed:

                           (a) Any excess funds deposited by Buyer with the
                  Title Company (after payment of all of Buyer's Closing Expenses (as defined below) as contemplated herein) shall be returned to Buyer at its address set forth herein.

                           (b) All other funds with the Title Company to which
                  Seller is entitled hereunder (after payment of all of Seller's Closing Expenses (as defined below) as contemplated herein) shall be paid to Seller.

                           (c) All documents and instruments to be recorded or
                  delivered by the Title Company shall be recorded in the appropriate county records and delivered to the appropriate party pursuant to this Contract.

         2.6      Closing Expenses and Costs.

                  2.6.1      Seller's Costs.

                           Seller shall pay the following (collectively,
"Seller's Closing Expenses"):

                           (a) Costs of obtaining a standard coverage Title
                  Commitment and Title Policy subject to the limitations as specified in Section 2.4.1 hereof.

                           (b) All fees relating to the release of any liens on
                  the Property.

                           (c) One-half of the escrow charges charged by the
                  Title Company.

                           (d)      Deed recording fees.

                           (e) Its share of the prorations set forth in Section
                  7 hereof.

                  2.6.2      Buyer's Costs.

     Buyer shall pay the following (collectively "Buyer's Closing Expenses"):

     (a) Its share of the prorations set forth in Section 7 hereof.

     (b) The cost of the Survey and the cost for the deletion of the Survey exception.

     (c) One-half of the escrow charges. (d) All costs relating to any financing obtaining by Buyer.

                  2.6.3      Other Expenses.

                  Except as otherwise provided in this Section 2.6 or elsewhere in this Contract, each party hereto agrees to bear its own expenses, including but not limited to, attorneys' and advisors' fees.

         2.7      Assignment.

         Except as limited below, this Contract shall be binding upon and inure to the benefit of Seller and Buyer, and their respective heirs, personal representatives, successors and assigns. Buyer may not assign its rights hereunder without the prior written consent of Seller, and only upon delivery to Seller of a written DTPA waiver executed by the assignee similar to that contained in Section 11.19 and in form satisfactory to Seller. Buyer shall promptly notify Seller and Title Company of any such assignment, and Buyer's assignee shall thereafter assume all obligations and duties of Buyer hereunder, however Buyer shall remain liable under this Contract and shall not be relieved of Buyer's duties, obligations and liabilities hereunder.

3.       Representations and Warranties of Seller.

         Seller hereby makes the following representations to Buyer, all of which shall be true and correct in all material respects as of the date hereof and which shall not survive the Closing:

         3.1      Authority.

         Seller has the full right, power, and authority to enter into and perform its obligations under this Contract.

         3.2      Foreign Entity.

         Seller is not a "foreign person" within the meaning of the Internal Revenue Code of 1954, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

         3.3      No Conflict.

         This Contract has been duly and properly executed on behalf of Seller, and neither the execution and delivery of this Contract nor the consummation of the transactions contemplated hereby will result in a default (or an event that, with notice or the passage of time or both, would constitute a default) under, a violation or breach of, a conflict with, a right of termination of, or an acceleration of indebtedness under or performance required by, any agreement to which Seller is a party or by which Seller or the Property is bound.

     3.4 AS-IS; No Representations and Warranties As To Condition of Property.

         BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE FOREGOING EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT, SELLER DOES NOT AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES (as hereinafter defined) ON, UNDER OR ABOUT THE PROPERTY OR THE COMPLIANCE OR NONCOMPLIANCE OF THE PROPERTY WITH THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONVERSATION RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL ENVIRONMENTAL PESTICIDES ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL "SUPERFUND" OR "SUPERLIEN" STATUTE, OR ANY OTHER STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS SUBSTANCES (collectively, the "Hazardous Substance Laws"). For purposes of this Contract, the term "Hazardous Substances" shall mean and include those elements or compounds which are contained on the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by Congress or the Environmental Protection Agency or under any hazardous substance laws. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BEING GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, BUYER WILL BE PURCHASING THE PROPERTY PURSUANT TO ITS INDEPENDENT EXAMINATION, STUDY, INSPECTION AND KNOWLEDGE OF THE PROPERTY AND BUYER IS RELYING UPON ITS OWN DETERMINATION OF THE VALUE OF THE PROPERTY AND USES TO WHICH THE PROPERTY MAY BE PUT, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER HAS MADE NO REPRESENTATION OR WARRANTY RESPECTING THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY FROM THIRD PARTY SOURCES AND THAT SELLER HAS NOT MADE AND WILL NOT BE OBLIGATED TO MAKE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION. The occurrence of the Closing shall constitute an acknowledgment by Buyer that the Property was accepted without representation or warranty, express or implied (except for such representations as are expressly set forth in this Contract), and otherwise in an "AS IS", "WHERE IS", and "WITH ALL FAULTS" condition based solely on Buyer's own inspection WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE; provided, however, that nothing contained in this paragraph shall limit the warranties set forth in the special warranty deed to be delivered from Seller to Buyer at Closing. Buyer acknowledges that it is knowledgeable in real estate matters, and that upon completion of the appraisals, inspections, investigations, inquiries, studies, tests and reports undertaken or contemplated by or available to Buyer, it will have made all of the appraisals, inspections, investigations, inquiries, studies, tests and reports Buyer deems necessary in connection with its purchase of the Property and the use, operation and disposition thereof.

         3.5      Release; Indemnity.

         Buyer or anyone claiming by, through or under Buyer, hereby fully waives and releases Seller, its affiliated companies, and their respective employees, officers, directors, representatives, attorneys and agents ("Released Parties") from any and all claims, liabilities, damages, losses, penalties, fines, costs (including , without limitation, reasonable attorneys' and paralegals' fees, court costs and costs of experts), causes of action, and remedies arising from or related to any defects or other conditions affecting the Property. Buyer further acknowledges and agrees that this waiver and release shall be given full force and effect according to each of its expressed terms and provisions, including, but not limited to, those relating to unknown and suspected claims, damages and causes of action. This waiver and release of claims shall survive Closing and delivery of the Deed. BUYER HEREBY INDEMNIFIES AND HOLDS SELLER HARMLESS OF AND FROM ANY AND ALL LIABILITIES, CLAIMS, DAMAGES, COSTS AND EXPENSES, OF ANY KIND AND NATURE, INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEYS' AND PARALEGAL FEES AND COURT COSTS (AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR OR OPERATION OF THE PROPERTY.

4.       Covenants and Interim Responsibilities of Seller.

         4.1      Prior to Closing.

         Seller agrees that during the period between the Effective Date and the Closing Date, Seller will continue to maintain the Property in the manner it currently maintains it.

5.       Representations and Warranties of Buyer.

         Buyer hereby makes the following representations and warranties to Seller, all of which shall be true and correct as of the date hereof and as of the Closing.

         5.1      Authorization.

         Buyer has full power and authority to execute and deliver this Contract and the documents contemplated hereby. Buyer's performance of this Contract and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer and the individuals executing this Contract and the documents contemplated hereby on behalf of Buyer have full power and authority to legally bind Buyer.

         5.2      No Conflict.

         This Contract has been duly and properly executed on behalf of Buyer, and neither the execution and delivery of this Contract nor the consummation of the transactions contemplated hereby will result in a default (or an event that, with notice or the passage of time or both, would constitute a default) under, a violation or breach of, a conflict with, a right of termination of, or an acceleration of indebtedness under or performance required by, any agreement to which Buyer is a party or by which Buyer or Buyer's property is bound.

6.       No Brokers, No Commission.

         Neither Seller or Buyer has dealt with any broker or brokerage company in connection with the proposed purchase and sale of the Property. SELLER AND BUYER EACH HEREBY AGREES TO INDEMNIFY AND HOLD THE OTHER HARMLESS FROM THE CLAIMS OF ANY AGENT, BROKER OR OTHER SIMILAR PARTY CLAIMING BY, THROUGH OR UNDER THE INDEMNIFYING PARTY.

7.       Prorations.

         Real property ad valorem taxes shall be prorated as of the Closing Date, based upon actual days involved on a calendar year basis. Seller shall be responsible for all ad valorem taxes relating to the Property for the portion of the calendar year in which the Closing occurs through the day before the Closing Date. Seller and Buyer agree to prorate real property ad valorem taxes based upon actual taxes for the preceding year. Such tax proration shall be final and no adjustment shall be made later. Seller shall, on or before the Closing Date furnish to Buyer and the Title Company all information necessary to compute the prorations provided for in this Section.

8.       Possession.

         Seller shall deliver full possession of the Property to Buyer upon the Closing subject to the Permitted Exceptions.
9.       Destruction of Improvements.

         Buyer acknowledges that Buyer is interested in acquiring the Property based upon the value of the Land and that Improvements have no or little value and are being sold AS-IS. Accordingly, Seller and Buyer agree that the Uniform Vendor and Buyer Risk Act shall not be applicable. In the event any portion of the Improvements is damaged by fire or other casualty prior to Closing, there shall be no effect on Buyer's obligations hereunder, the Closing shall take place as provided herein and the Purchase Price shall not be reduced.

10.      Condemnation.

         Seller and Buyer acknowledge and agree that Seller has received notice of the proposed widening of Sublet Road which is adjacent to the Property and the proposed taking of a portion of the Property in connection therewith by the applicable condemning authority (the "Existing Condemnation Action"). Seller and Buyer each agree to give the other prompt notice of any other actual or threatened taking or condemnation of all or any portion of the Land between the date hereof and the Closing Date which comes to the attention of either party. If prior to the Closing there shall occur the taking or condemnation of all or any portion of the Land as would materially interfere with the use thereof other than the Existing Condemnation Action, then in any such event, Buyer may at its option terminate this Contract by notice to Seller within twenty (20) days after Buyer has received the notice referred to above or at the Closing, whichever is earlier. If Buyer does not elect to terminate this Contract, then the Closing shall take place as provided herein without abatement of the Purchase Price, and there shall be assigned to Buyer at the Closing without recourse or warranty all interest of Seller in and to any condemnation awards applicable to the Property which may be payable to Seller on account of any such occurrence. If prior to the Closing there shall occur the taking or condemnation of a portion of the Land which would not materially interfere with the use thereof, then in any such event, Buyer shall have no right to terminate its obligations under this Contract, the Closing shall take place as provided herein without abatement of the Purchase Price, but there shall be assigned to Buyer at Closing without recourse or warranty all interest of Seller in and to any condemnation awards applicable to the Property which may be payable to Seller on account of any such occurrence.

         Buyer shall be entitled to participate with Seller in all negotiations and dealings with the condemning authority in respect of the Existing Condemnation Action; provided, however, that Seller shall have the right to finally approve any agreement with the condemning authority and Seller shall, at the Closing, retain all of its right, title and interest in and to any award or other benefits made or to be made in connection with the Existing Condemnation Action.

11.      Miscellaneous.

         11.1     Notices.

         All notices, demands, requests, consents, approvals or other communications (the "Notices") required or permitted to be given by this Contract shall be in writing and shall be either personally delivered, or sent via telecopy with receipt confirmation, or by Federal Express or other regularly scheduled overnight courier or sent by United States mail, registered or certified with return receipt requested, properly addressed and with the full postage prepaid. Said Notices shall be deemed received and effective on the earlier of (i) the date actually received (which, in the case of telecopied notice, shall be the date such telecopy is transmitted with confirmation of receipt) or (ii) three (3) business days after being placed in the United States Mail as aforesaid.

         Said Notices shall be sent to the parties hereto at the following addresses, unless otherwise notified in writing:

To Seller:                               LEGATO INVESTMENTS , INC.
                                         c/o Ray T. Khirallah
                                         Donohoe, Jameson & Carroll, PC
                                         1201 Elm Street, Suite 3400
                                         Dallas, Texas 75270-2120
                                         Telecopier:  (214) 744-0231

To Buyer:                        HOMES FOR AMERICA HOLDINGS, INC.
                                 6003 Abrams Road
                                 Dallas, Texas 75231
                                 Attn: Mark MacFarlane
                                 Telecopier: (214) 691-8439

To Title Company:               CHICAGO TITLE INSURANCE  COMPANY
                                350 North St. Paul, Suite 250
                                Dallas, TX 75201
                                Attention:  Gerald Dunn
                                Telecopier:  (214) 720-1047

         11.2     Attorneys' Fees.

         In the event that any party hereto brings an action or proceeding for a declaration of the rights of the parties under this Contract, for injunctive relief, for an alleged breach or default of, or any other action arising out of, this Contract or the transactions contemplated hereby, or in the event any party is in default of its obligations pursuant hereto, each party shall bear its own attorneys' fees. This provision will survive the termination of this Contract.

         11.3     Entire Agreement, Amendment.

         This Contract, together with all exhibits hereto and documents referred to herein, if any, constitutes the entire understanding among the parties hereto, and supersedes any and all prior agreements, arrangements and understandings among the parties hereto. This Contract may not be amended, modified, changed or supplemented, nor may any obligations hereunder be waived, except by a writing signed by the party to be charged or by its agent duly authorized in writing or as otherwise permitted herein.

         11.4     Exhibits.

         All exhibits attached hereto are hereby incorporated by reference herein and made a part hereof.



         11.5     Severability.

         Whenever possible, each provision of this Contract and every related document shall be interpreted in such manner as to be valid under applicable law; but, if any provision of any of the foregoing shall be invalid or prohibited under said applicable law, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision, or the remaining provisions of this Contract.

         11.6     Choice of Law.

         This Contract and each and every related document is to be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts to be performed in that state.

         11.7     Successors.

         Except as otherwise provided herein, the provisions and covenants contained herein shall inure to the benefit of and be binding upon the heirs, representatives, successors and permitted assigns of the parties hereto.

         11.8     Waiver.

         No claim of waiver, consent, or acquiescence with respect to any provision of this Contract shall be made against any party hereto except on the basis of a written instrument executed by or on behalf of such party. However, the party for whose unilateral benefit a condition is herein inserted shall have the right to waive such condition.

         11.9     Gender and Number.

         Whenever the context so requires herein, the neuter gender shall include the masculine and feminine, and the singular number shall include the plural.

         11.10    Further Actions.

         Buyer and Seller agree to execute such additional documents, and take such further actions, as may reasonably be required to carry out the provisions and intent of this Contract, and every agreement or document relating hereto, or entered into in connection herewith.

         11.11    Time of the Essence.

         Time is of the essence of each and every term, covenant and provision hereof.

         11.12    Business Day.

         The term "business day" as used herein shall mean a day in which federally insured national banking associations located in the county in which the Property is situated are not closed. If any date set forth in this Contract or the last date for the taking of any action hereunder shall fall on a Saturday, Sunday or other day which is not a business day, then the last date for taking such action shall be extended to the next succeeding business day.

         11.13    Counterparts.

         This Contract may be executed in several counterparts, each of which shall be fully effective as an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart by telefacsimile shall be equally as effective as delivery manually executed counter part of this Contract. Any party delivering an executed counterpart of this Contract by telefacsimile also shall deliver a manually executed counterpart of this Contract but the failure to deliver a manually executed counterpart shall not effect the validity, enforceability, and binding effect of this Contract.

         11.14    Effective Date.

         The date of formation of this Contract (herein called the "Effective Date") shall for all purposes be the date of the last of Buyer and Seller to execute this Contract.

         11.15    Confidentiality.

         Buyer and Seller agree to maintain the confidentiality of the material terms of this Contract and Buyer agrees to keep all information obtained on the Property confidential and will not divulge the same to any person or entity other than (i) any accountant or attorney; (ii) any existing or prospective mortgagee of the Property; (iii) any employee or agent of Seller or Buyer as necessary to perform their respective obligations hereunder; or (iv) as may be required by applicable law.

         11.16    No Third Party Beneficiary.

         This Contract is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary or otherwise.

         11.17    Independent Consideration.

         Concurrently with the execution of this Contract, Buyer shall pay to Seller the sum of One Hundred Dollars ($100) as independent consideration (the "Independent Consideration") for the execution of this Contract by Seller. Such Independent Consideration is being paid to, and shall be retained by, Seller as additional consideration for this Contract and not as part of the Purchase Price. Such Independent Consideration is deemed earned by Seller as of the effective date of this Contract and is non-refundable.

         11.18    Calculation of Time Periods.

         Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. The last day of any period of time described herein shall be deemed to end at 6 p.m. Dallas, Texas time.





         11.19    WAIVER OF CONSUMER RIGHTS.

         (a) BUYER WAIVES ITS RIGHTS UNDER THE DECEPTIVE TRADE
PRACTICES-CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER'S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER.

         (b) Buyer acknowledges and agrees that the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code, Sections 17.41 Through 17.63, inclusive (the "DTPA"), is not applicable to this transaction, and that, with respect to all acts of Seller, past, present or future in connection with this Contract, the rights and remedies of Buyer will be governed by legal principles other than the DTPA.

         (c) In furtherance of the foregoing, Buyer represents that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of the transaction that is the subject of this Contract. Seller represents that it is not in a significantly disparate bargaining position in relation to Seller.

         (d) The foregoing Waiver is knowingly, intentionally, and voluntarily made by Buyer, and Buyer acknowledges that it has been represented by independent legal counsel selected of its own free will in connection with the negotiations and execution of this Contract and this Waiver and has had the opportunity to discuss the foregoing Waiver and its meaning with such counsel. Buyer understands the legal consequences of signing this Waiver. The provisions of this Waiver shall survive Closing.

12.      Termination, Default and Remedies.

         12.1     Permitted Termination.

         If this Contract is terminated by either Seller or Buyer pursuant to a right expressly given it to do so hereunder (herein referred to as a "Permitted Termination"), except for a termination by Seller because of the default of Buyer, the Earnest Money Deposit, shall immediately be returned to Buyer by the Title Company without requirement of any release from or joinder of Seller, and this Contract shall thereafter be null and void except for such provisions herein which expressly by their terms survive such termination. The Earnest Money Deposit shall not be refunded to Buyer for any reason other than upon a termination permitted by Buyer (i) upon the default of Seller as provided in
Section 12.2 hereof, or (ii) upon the occurrence of certain casualty events as provided in Section 9 hereof, or (iii) upon the occurrence of certain condemnation proceedings as provided in Section 10 hereof, or (iv) as permitted in Section 2.4.5 hereof.

         12.2     Default by Seller.

                           (a) Seller shall be in default hereunder upon the
                  occurrence of any one or more of the following events:

                                    (i) Any of Seller's warranties or
                           representations set forth herein are untrue or inaccurate in any material respect when made or at the Closing; or

                                    (ii) Seller shall fail to meet, comply with
                           or perform any material covenant, agreement, or obligation within the time limits and in the manner required in this Contract.

                           (b) In the event of a default by Seller hereunder,
                  Buyer may, at Buyer's sole option and as its sole and exclusive remedy, do either of the following: (x) terminate this Contract by written notice delivered to Title Company and to Seller at or prior to the Closing (which shall be a Permitted Termination under Section 12.1 hereof); or (y) enforce specific performance of this Contract against Seller in which case Buyer shall accept such title to the Property as Seller is able to convey.

         12.3     Default by Buyer.

         Buyer shall be in default hereunder if Buyer shall fail to deliver at the Closing any of the items required of Buyer in Section 2.5.2 hereof for any reason other than a default by Seller hereunder or a Permitted Termination. In the event of a default by Buyer hereunder, Seller, as Seller's sole and exclusive remedy for such default, shall be entitled to terminate this Contract by notice to Buyer and retain the Earnest Money Deposit together with all interest earned thereon, it being agreed between Buyer and Seller that such sum shall be liquidated damages for a default by Buyer hereunder because of the difficulty, inconvenience, and uncertainty of ascertaining actual damages for such default. Nothing in this Section 12.3 shall be deemed to limit any of Buyer's indemnification obligations under this Contract.


         IN WITNESS WHEREOF each of the undersigned has caused this Contract to be executed and delivered on its behalf by its officers or agents thereunto duly authorized as of the date first above written.

SELLER:

LEGATO INVESTMENTS, INC.
a Delaware corporation

                                   /s/
By:------------------------------

Name:----------------------------

Title:---------------------------


Dated:---------------------------

BUYER:

HOMES FOR AMERICA HOLDINGS, INC.,
a Nevada corporation

/s/
By:---------------------------------

Name:-------------------------------

Title:------------------------------

Dated:------------------------------



                  ACKNOWLEDGMENT AND AGREEMENT BY TITLE COMPANY

         The undersigned joins herein to confirm receipt of a fully-executed copy of this Contract and the Earnest Money Deposit and agrees to comply with the terms and conditions set forth in this Contract.



CHICAGO TITLE INSURANCE COMPANY

/s/
By:--------------------------

Name:------------------------

Title:-----------------------

                                  EXHIBIT "A"

                               DESCRIPTION OF LAND

                                  EXHIBIT "B"


                              SPECIAL WARRANTY DEED



THE STATE OF TEXAS------------------ss.

                  ------------------ss.       KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF TARRANT ss.

        THAT, LEGATO INVESTMENTS, INC., a Delaware corporation (herein called "Grantor"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other consideration paid to Grantor, by HOMES FOR AMERICA HOLDINGS, INC., a Nevada corporation (herein called "Grantee"), the receipt and sufficiency of which considerations are hereby acknowledged, has GRANTED, BARGAINED, SOLD AND CONVEYED, and by these presents hereby does GRANT, BARGAIN, SELL, AND CONVEY unto Grantee all that certain property (the "Property") situated in the County of Tarrant, Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, and all improvements thereon, subject to the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (the "Permitted Exceptions").

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee and its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the said Property unto Grantee and its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions, to the extent such Permitted Exceptions are valid and subsisting and affect the Property.

         GRANTEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT OF SALE BETWEEN GRANTOR AND GRANTEE DATED __________, 1998 (THE "CONTRACT"), GRANTOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY; (B) THE INCOME TO BE DERIVED FROM THE PROPERTY; (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH GRANTEE MAY CONDUCT THEREON; (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. WITHOUT LIMITING THE FOREGOING EXCEPT AS EXPRESSLY PROVIDED IN THE CONTRACT, GRANTOR DOES NOT AND HAS NOT MADE ANY REPRESENTATION OR WARRANTY REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS SUBSTANCES (as hereinafter defined) ON, UNDER OR ABOUT THE PROPERTY OR THE COMPLIANCE OR NONCOMPLIANCE OF THE PROPERTY WITH THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, THE SUPERFUND AMENDMENT AND REAUTHORIZATION ACT, THE RESOURCE CONVERSATION RECOVERY ACT, THE FEDERAL WATER POLLUTION CONTROL ACT, THE FEDERAL ENVIRONMENTAL PESTICIDES ACT, THE CLEAN WATER ACT, THE CLEAN AIR ACT, ANY SO CALLED FEDERAL, STATE OR LOCAL "SUPERFUND" OR "SUPERLIEN" STATUTE, OR ANY OTHER STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS SUBSTANCES (COLLECTIVELY, THE "HAZARDOUS SUBSTANCE LAWS"). FOR PURPOSES OF THIS CONTRACT, THE TERM "HAZARDOUS SUBSTANCES" SHALL MEAN AND INCLUDE THOSE ELEMENTS OR COMPOUNDS WHICH ARE CONTAINED ON THE LIST OF HAZARDOUS SUBSTANCES ADOPTED BY THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY AND THE LIST OF TOXIC POLLUTANTS DESIGNATED BY CONGRESS OR THE ENVIRONMENTAL PROTECTION AGENCY OR UNDER ANY HAZARDOUS SUBSTANCE LAWS. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, GRANTEE IS PURCHASING THE PROPERTY PURSUANT TO ITS INDEPENDENT EXAMINATION, STUDY, INSPECTION AND KNOWLEDGE OF THE PROPERTY AND GRANTEE IS RELYING UPON ITS OWN DETERMINATION OF THE VALUE OF THE PROPERTY AND USES TO WHICH THE PROPERTY MAY BE PUT, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY GRANTOR. GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT GRANTOR HAS MADE NO REPRESENTATION OR WARRANTY RESPECTING THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY FROM THIRD PARTY SOURCES AND THAT GRANTOR HAS NOT MADE AND WILL NOT BE OBLIGATED TO MAKE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION. GRANTEE ACKNOWLEDGES THAT THE PROPERTY IS BEING ACCEPTED IN AN "AS IS", "WHERE IS", and "WITH ALL FAULTS" CONDITION BASED SOLELY ON GRANTEE'S OWN INSPECTION WITHOUT REPRESENTATIONS, WARRANTIES OR COVENANTS, EXPRESS OR

         IMPLIED, OF ANY KIND OR NATURE; PROVIDED, HOWEVER, THAT NOTHING CONTAINED IN THIS PARAGRAPH SHALL LIMIT THE SPECIAL WARRANTIES OF TITLE SET FORTH IN THIS DEED.

         WITNESS my hand this ________ day of __________________, 1998.

                                    GRANTOR:

ADDRESS OF GRANTEE:                      LEGATO INVESTMENTS, INC.,
                                         a Delaware corporation

6003 Abrams Road                             /s/
Dallas, Texas  75231                       By:---------------------------
Attn:  Mark MacFarlane                     Name:-------------------------
                                           Title:------------------------

THE STATE OF TEXAS/                  ss.
                  ------------------



         This instrument was acknowledged before me on ____________, 1998, by ________________, the ______________ of LEGATO INVESTMENTS, INC., a Delaware corporation, on behalf of said corporation.



--------------------------------
Notary Public in and for the State of Texas

My Commission Expires: ---------------------------


---------------------------------
Typed or Printed Name of Notary

[SEAL]